Exhibit 99.2
Fourth Quarter and Full Year 2023 Results February 15, 2024

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 2 | FEBRUARY 15, 2024 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the following: our expected financial performance and outlook, including our first quarter 2024 guidance for stream segment sales of GEOs; operators’ expected operating and financial performance, including production, deliveries, mine plans, environmental and feasibility studies, technical reports, mine facilities, mineral resources and reserves, development, and asset assessments; other expected developments relating to operators, including the anticipated sale of KCM and the anticipated repayment of the subordinated debt facility we provided to KCM; the timing of royalty payments and metal deliveries, including deferred amounts at Pueblo Viejo; and repayment of outstanding balances on our revolving line of credit. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: a lower-price environment for gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, or operational disruptions; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; impact of health epidemics and pandemics; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including Item 1A. Risk Factors of our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. References to Years: All references in this presentation to years are to the twelve months ended or ending December 31 of the referenced year, unless otherwise noted. Statement Regarding Third-Party Information: Certain information provided in this presentation, including production estimates, has been provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties.

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 3 | FEBRUARY 15, 2024 Martin Raffield Vice President, Operations Today’s Speakers Bill Heissenbuttel President and CEO Paul Libner CFO and Treasurer

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 4 | FEBRUARY 15, 2024 Calendar Year 2023 Overview • Highlights • Revenue of $605.7M • Cash flow from operations of $415.8M • Net income of $239.4M, or $3.63/share • $3.53/share after adjustments1 • $98.6M dividends paid • Raised dividend for 23rd consecutive year • $325M repaid on revolving credit facility • Available liquidity of approximately $845M

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 5 | FEBRUARY 15, 2024 2023 Performance Compared to Guidance Jan. 1 – Dec. 31, 2023: Guidance(i) Actual Guidance pricing(i) Actual average pricing(ii) Total GEO2 Sales GEO 320,000 – 345,000 315,600 312,100 Events impacting GEO sales included: 1. Peñasquito production suspension due to labor strike 2. Pueblo Viejo expansion project ramp-up delays Gold Oz 235,000 – 250,000 238,500 238,100 Other Metals GEO 85,000 – 95,000 77,100 74,000 DD&A $ / GEO $490 – 540 n/a $529 In line with guidance Effective Tax Rate % 17 – 22% n/a 14.9% Includes release of valuation allowance on certain foreign deferred tax assets; rate was 17.9% excluding this item i. Based on 2023 commodity price assumptions including $1,825/oz gold, $22.50/oz silver, $3.80/lb copper, $11.50/lb nickel, $0.90/lb lead, $1.30/lb zinc, as described in the press release “Royal Gold Provides 2023 Guidance for GEO Sales, DD&A and Effective Tax Rate,” issued April 20, 2023. ii. Average daily LBMA PM fixing price of $1,941/oz gold

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 6 | FEBRUARY 15, 2024 64% 36% Q4 2023 Revenue GEOs2 of 77,500 $152.7M Royalty Segment $54.4M Stream Segment $98.3M +1% YoY Higher contribution from Cortez Legacy Zone and CC Zone Lower contribution from Peñasquito and Voisey’s Bay -10% YoY Higher contribution from Andacollo, Xavantina and Rainy River Lower contribution from Mount Milligan and Pueblo Viejo

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 7 | FEBRUARY 15, 2024 Operator Updates3 Mount Milligan • Mine life extended to 2035 • Additional activity underway to review further extension • 2024 guidance: 180,000 – 200,000 oz gold, 55 – 65M lb copper Pueblo Viejo • Plant expansion construction and commissioning substantially complete • Silver deliveries of 223,000 oz in Q4 • Additional 165,400 oz deferred • 2024 gold guidance: 420,000 – 490,000 oz (Barrick 60% share) Cortez • Goldrush Record of Decision received • 2024 production of 130,000 oz, increasing to 400,000 oz/year in 2028 • Cortez Complex 2024 guidance: 620,000 – 680,000 oz (100% basis)

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 8 | FEBRUARY 15, 2024 Operator Updates3 Andacollo • Drought conditions affecting production levels • 2024 production expected to be in line with 2023 • Production expected to increase with higher ore grades in 2025 through 2027 Khoemacau • MMG Resources Ltd. acquisition expected to close by end of February • $25M subordinated debt facility to be repaid upon closing

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 9 | FEBRUARY 15, 2024 Q4 2023 Revenue * LBMA PM fixing price for gold, LBMA daily fixing price for silver, LME settlement price for copper. Gold Silver Copper Others AVERAGE METAL PRICES* $1,726 $1,971 Q4 '22 Q4 '23 Gold $21.17 $23.20 Q4 '22 Q4 '23 Silver $3.63 $3.70 Q4 '22 Q4 '23 Copper +14% +10% +2% TOTAL REVENUE Q4 '22 Q4 '23 GOLD 80% Q4 2023 REVENUE BY METAL $152.7M $163.0M 8% 10% SILVER COPPER -6%

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 10 | FEBRUARY 15, 2024 Q4 2023 Financial Results • $152.7M revenue • $9.7M G&A • $40.1M DD&A, or $518/GEO2 • $6.0M interest expense • 17.5% effective tax rate • $62.8M net income, or $0.95/share • $101.1M operating cash flow • Q1 expected stream segment sales 47,000 – 52,000 GEOs2

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 11 | FEBRUARY 15, 2024 December 31, 2023 Liquidity • $250M drawn on revolving credit facility • $75M repayment made December 6, 2023 • Approximately $845 of liquidity available: • No material financial commitments December 31, 2023 Amount (US$ M) Undrawn revolving credit facility 750 Working capital 95 Total available liquidity $845

ROYAL GOLD, INC. | FOURTH QUARTER AND FULL YEAR 2023 RESULTS 12 | FEBRUARY 15, 2024 Endnotes 1. Adjusted net income and adjusted net income per share are non-GAAP financial measures. See Schedule A to the accompanying press release dated February 14, 2024, for more information. 2. Gold Equivalent Ounces (“GEOs”) are calculated as reported revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 3. Certain information on this slide has been provided by the operators of these properties or is publicly available information disclosed by the operators.

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